UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2020
______________________
RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2020, RingCentral, Inc. (the “Company”) held its Annual Meeting of Stockholders virtually (the “Annual Meeting”). Stockholders of record at the close of business on April 24, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting.
Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.
Present at the Annual Meeting in person or by proxy were holders of 70,556,822 shares of Class A common stock, representing 70,556,822 votes of Class A common stock and 9,798,995 shares of Class B common stock, representing 97,989,950 votes of Class B common stock, together representing a total of 168,546,772 votes, or more than 90% of the eligible votes, and constituting a quorum.
The stockholders of the Company voted on the following items at the Annual Meeting:
To elect seven (7) directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified;
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020; and
To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement.
The voting results for each of these proposals are detailed below.
Proposal 1: The Company’s stockholders elected seven (7) directors to the board of directors (the “Board”) to serve for a one year term until the 2021 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Withheld	Broker Non-votes
Vladimir Shmunis	160,702,138	901,326	6,943,308
Neil Williams	161,326,113	277,351	6,943,308
Robert Theis	159,440,121	2,163,343	6,943,308
Michelle McKenna	160,455,412	1,148,052	6,943,308
Allan Thygesen	160,955,250	648,214	6,943,308
Kenneth Goldman	144,022,602	17,580,862	6,943,308
Godfrey Sullivan	161,385,577	217,887	6,943,308
Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
168,089,760	357,882	99,130	0
Proposal 3. The Company’s stockholders voted in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
128,189,549	32,659,366	754,549	6,943,308
In accordance with the stockholders’ preference, the Board intends to hold a non-binding advisory vote on named executive officers’ compensation every year.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINGCENTRAL, INC.

By:	/s/ Bruce Johnson
Name:	Bruce Johnson
Title:	Vice President, Legal
Date: June 9, 2020